UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

WRIT Media Group, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g)

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule, or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

WRIT MEDIA GROUP, INC.

June 21, 2018

Dear Shareholders:

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) and Series A Preferred Stock of WRIT Media Group Inc., a Delaware corporation (the “Company” or “WRIT”), as of the close of business on the record date, June 21, 2018. The purpose of the Information Statement is to notify our shareholders that on June 21, 2018, the Company received written consents in lieu of a meeting of shareholders (the “Written Consents”) from the shareholders holding a majority of the voting rights of the Company, EAM Delaware LLC the holders of a combined 227,881,424 votes of our Series A Preferred Stock representing 80% of the voting rights of all issued and outstanding shares of our capital stock. The Written Consent adopted resolutions and approved the following:

1.	To amend the Articles of Incorporation to designate Twenty Million (20,000,000) shares of Series C Preferred stock as a newly-created “Series C Preferred Stock”.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO

STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS

DESCRIBED HEREIN, WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

No action is required by you. The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of at least a majority of the voting rights of all outstanding shares of all voting stock of the Company. Because shareholders holding at least a majority of the voting rights of our outstanding capital stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of Series A Preferred Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

This Information Statement is being e-mailed on or about June 26, 2018 to shareholders of record on June 21, 2018.

Sincerely,

/s/ Eric Mitchell
Eric Mitchell
Chief Executive Officer

WRIT Media Group, Inc. 8200 Wilshire Blvd., Suite 200 Beverly Hills, CA 90211

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__________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED

IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The enclosed Information Statement is being furnished to the holders of record of shares of the common stock (the “Common Stock”) and Series A Preferred Stock of WRIT Media Group, Inc., a Delaware corporation (the “Company” or “WRIT”), as of the close of business on the record date June 21, 2018.

Action by Written Consent

The purpose of the Information Statement is to notify our shareholders that on June 21, 2018, the Company received written consents in lieu of a meeting of shareholders (the “Written Consents”) from the Series A Preferred Stock shareholder (the “Preferred Shareholders”), holding a majority of the voting rights of the Company. Preferred Shareholder, EAM Delaware LLC is a holder of 2,290 shares of our Series A Preferred Stock that have 227,881,424 votes per share. These shares of Series A Preferred Stock represent 227,881,424 votes on all Company matters submitted to a shareholder vote. There are currently 2,290 shares of Series A Preferred Stock (227,881,424 votes) and 56,970,356 shares of our Common Stock issued and outstanding. The total votes of Series A Preferred Stock and Common Stock that could be cast regarding this matter are 284,851,780. Thus, the voting rights of the Preferred Shareholders represent 80% of the voting rights of all issued and outstanding shares of the capital stock of the Company. The Written Consents adopted resolutions which approved the following:

1.	To amend the Articles of Incorporation to designate Series C preferred stock as a newly-created “Series C Preferred Stock”.

You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority of shareholders of the Company.

Stockholders Entitled to Receive Notice of Action by Written Consent

Because shareholders holding at least a majority of the voting rights of our outstanding capital stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of Series A Preferred Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting your proxy in connection with the adoption of these resolutions, and proxies are not requested from stockholders.

In accordance with our bylaws, our Board of Directors has fixed the close of business on June 21, 2018 as the record date for determining the shareholders entitled to notice of the above noted actions. This Information Statement is being e-mailed on or about June 26, 2018 to shareholders of record on June 21, 2018. The amendment to our articles of incorporation to reflect the designations for the Series C Preferred Stock will be filed with the state of Delaware twenty-one (21) days after mailing of this Information Statement to Company shareholders.

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DISTRIBUTION AND COSTS

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Shareholders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

VOTE REQUIRED; MANNER OF APPROVAL

Because shareholders holding at least a majority of the voting rights of all of our outstanding capital stock have voted in favor of the foregoing actions and have sufficient voting power to approve such actions through their ownership of Series A Preferred Stock, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these proposals, and proxies are not requested from shareholders.

In addition, the Delaware General Corporation Law provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

The Company Class A Common Stock is entitled one vote for each share and the Series A Preferred Stock is entitled 99,512 votes for each share. There are currently 2,290 shares of Common Stock outstanding and 2,290 shares of Series A Preferred Stock outstanding. In accordance with our bylaws, our Board of Directors has fixed the close of business on June 21, 2018 as the record date for determining the shareholders entitled to vote or give written consent.

On June 21, 2018, the Company received Written Consents from Preferred Shareholder, EAM Delaware LLC who is a holder of 2,290 shares of our Series A Preferred Stock that have 99,512 votes per share. These shares of Series A Preferred Stock represent 227,881,424 votes on all Company matters submitted to a shareholder vote or 80% of all voting rights of the Company. The Written Consent adopted resolutions which approved the following:

1.	To amend the Articles of Incorporation to designate Series C preferred stock as a newly-created “Series C Preferred Stock”.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of votes regarding the shares of the Company’s voting stock.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read or copy any document we file at the public reference room maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of this information may also be obtained by mail from the SEC’s Public Reference Branch at 100 F Street, N.E., Washington, D.C. 20549. In addition, our filings with the SEC are also available to the public on the SEC’s internet website at http://www.sec.gov.

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Exhibit No.	Description of Exhibit

(10.1)	Consent to Action by Shareholder

________

Filed herewith

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

WRIT Media Group, Inc.

8200 Wilshire Blvd. Suite 200

Beverly Hills, CA 90211

Sincerely,

/s/ Eric Mitchell
Eric Mitchell
Chief Executive Officer

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